UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                            January 25, 2011

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                     0-20193              73-1238709
(State or other jurisdiction  (Commission File Number) (IRS Employer
of Incorporation)                                      Identification No.)

4444. E. 66th Street, Lower Annex, Tulsa, OK             74136-4207
(Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code  (918-488-8068)

8801 S. Yale, Suite 120, Tulsa, OK                       74137-3575
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

     	On January 25, 2011, the registrant sent a letter to its shareholders to bring them up-to-date on the registrant's current activities. A copy of the letter is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

     This Current Report on Form 8-K includes certain statements that may be deemed "forward-looking statements" within the meaning of federal securities laws. All statements, other than statements of historical facts, that address activities, events or developments that the registrant expects, believes or anticipates will or may occur in the future, including future sources of financing and other possible business developments, are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties and could be affected by a number of different factors, including the registrant's failure to secure the short and long-term financing necessary to sustain and grow its operations, increased competition, changes in the markets in which the registrant participates and the technology utilized by the registrant and new legislation regarding environmental matters. These risks and other risks that could affect the registrant's business are more fully described in reports it files with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2009. Actual results may vary materially from the forward-looking statements. The registrant undertakes no duty to update any of the forward-looking statements in this Current Report on Form 8-K or any exhibits hereto.

ITEM 9.01  Financial Statements and Exhibits.

           (d)  Exhibits

                99.1 Letter to the shareholders of Empire Petroleum Corporation dated January 25, 2011


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 2011

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

President and Chief Executive Officer

EXHIBIT 99.1


                       Empire Petroleum Corporation
                     4444 E. 66th Street, Lower Annex
                         Tulsa, OK  74136-4207





January 25, 2011



Dear Shareholder:

     Since our last report to you the Company drilled a follow-up well to the Empire Cobble Cuesta Unit 1-12 in western Nye County, Nevada. The 2-12 test well is located about three fourths of a mile northeast of the 1-12 well and has been classified as an oil discovery by the Bureau of Land Management (BLM). The Company tested a small amount of oil with heavy paraffin content and elected not to complete the well. It was the Company's determination that the well would not be commercial. However, one of our lease co-owners elected to take over the lease and well, and, in return for carrying out additional testing, the BLM granted them an extension of the otherwise expiring lease. In exchange for an assignment of the lease and well the acquiring company agreed to assume Empire's liability of plugging both the 1-12 and 2-12 wells, restoring the well sites and returning Empire's $25,000 drilling bond. The cost of abandoning, restoring and reseeding the well sites is estimated to be about $100,000.

     Empire is furnishing drilling, testing and other prospect data in its possession to the company that plans to do further testing of the 2-12 well. We doubt the well will be economic even if they improve the production rate. However, it is our belief that we have made a significant discovery in western Nevada to the extent that we have established there is producible oil in the very large Cobble Cuesta structure and anything we can learn from further testing of the 2-12 well could be of significant value to Empire's acreage position.

     Subject to confirmation after the results of the additional studies, we believe we will drill, or cause to be drilled through farmout, another test well on this prospect in 2011, probably during the summer. We have yet to test the Triassic formation in this prospect which we consider the most likely reservoir for any significant discovery that might be made.

     The Company's leasehold position in the Gabbs Valley, Nevada prospect has been reduced from 92,825.65 acres to 48,541.27 acres due to lease expirations. The remaining leaseholds have long terms remaining mostly to 2016 and 2019.

     The Company is also looking into the possibility of drilling a well on its South Okie Tensleep prospect in Wyoming. New engineering studies have estimated the potential oil recovery of this prospect from 1,000,000 to 4,000,000 barrels of oil. We are also studying the possibility of drilling the Tensleep formation horizontally for potentially higher recovery rates. Subject to additional financing or entering into a farmout arrangement, this test well could be drilled by June or July of 2011.

Shareholders
January 25, 2011
Page 2


     Subject to the results of continued studies on the Nevada and Wyoming Prospects the Company believes it will want to drill these prospects itself. However, it might be prudent to farmout the Nevada test due to the high cost of drilling. The decision will be made after the additional studies have been completed and additional testing of the 2-12 well has been evaluated.

Statements in this letter other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of Federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks relating to the Company's ability to secure a third party farmee or raise additional capital to develop its prospect, risks inherent oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the
forward-looking statements.   To see copies of our 10-K's and 10-Q's please go
to the following website: http://www.sec.gov/edgar.shtml. If you have any questions about our activities, please feel free to write or call the Company at
(918) 488-8068.


                                            Yours very truly,



                                            A. E. Whitehead
                                            President

AEW/gs